Exhibit 10.14

Schedule of Auction-Rate Securities Held

Name	Cusip	Notional Amount

College Loan Corp	194262DE8	5,000,000
Ed Funding of South	28148NBM4	4,950,000
Education Loan Inc.	280907AW6	4,150,000
GCO Ed Loan Funding	36156HAL2	5,000,000
GCO Ed Loan Funding	36156HAG3	5,000,000
Nelnet Education Loan	64031RAK5	5,000,000
Nelnet Education Loan	64031RAF6	5,000,000
Northstar Education	66704JBW7	1,075,000
Oklahoma Stud Loan	679110CN4	5,000,000
Oklahoma Student Loan	679110CN4	5,000,000
Penn St Higher Ed	709163EH8	5,000,000
SLM Stud Loan Trust	78442GJC1	3,000,000